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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     June 27, 2002
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                             RMH Teleservices, Inc.
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             (Exact Name of Registrant as specified in its charter)



         Pennsylvania              0-21333                    23-2250564
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(State or other jurisdiction     (Commission                (IRS Employer
    of incorporation)            File Number)             Identification No.)



   15 Campus Boulevard, Newtown Square, PA                       19073
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  (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code  (610) 325-3100
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                     40 Morris Avenue, Bryn Mawr, PA 19010
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 4. Changes in Registrant's Certifying Accountant

     Effective June 27, 2002, RMH Teleservices, Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as the Company's independent accountant. The Company is in the process of finding a replacement to serve as its independent accountant for the fiscal year ending September 30, 2002. The decision to dismiss Andersen was approved by the Company's Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors.

     Andersen's reports on the Company's financial statements for the two most recent fiscal years (i.e., the fiscal years ended September 30, 2000 and September 30, 2001) contained no adverse opinion or a disclaimer of opinions, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for such years. During such time period, none of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company.

     The Company has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 27, 2002, stating that it has found no basis for disagreement with such statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

                    Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 27, 2002.


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                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RMH TELESERVICES, INC.


Dated:  July 1, 2002                   By:        /s/ J. Scot Brunke
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                                            J. Scot Brunke
                                            Chief Financial Officer



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